UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: May 31

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	May 31, 2013

MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussion and Performance Summaries	3

Schedules of Investments	8

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	14

Other Information	25

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Principal Investment Strategies and Risks

This is not a complete list of risk that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs MLP Energy Infrastructure Fund invests primarily in a portfolio of master limited partnership (“MLP”) investments in the energy sector. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates the Goldman Sachs MLP

Energy Infrastructure Fund’s Investment Process?

The MLP Energy Infrastructure Fund employs a total return, opportunistic investment approach premised on the unique nature of the asset class. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view a Master Limited Partnership (“MLP”) as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis

First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection

Second, we assess the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection

Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Dedicated MLP team with an average 15 years of experience, and unique access to broad resources within GSAM.

■	GSAM integration allows us to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as to utilize risk management resources.

■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective And Principal Strategy

The Fund seeks total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in energy infrastructure master limited partnership (“MLP”) investments. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes that provide exposure to MLPs. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) launched on March 28, 2013. Below, the Goldman Sachs Energy and Infrastructure Team discusses the Fund’s performance for the period from the Fund’s inception on March 28, 2013 through May 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 1.47%, 1.37%, 1.57%, 1.57% and 1.47%, respectively. These returns compare to the -1.15% and 4.31% cumulative total returns of the Alerian MLP Total Return Index (the “Alerian Index”) and the S&P 500® Index (with dividends reinvested), respectively. The Alerian Index[1] is a composite of the 50 most prominent energy MLPs. The S&P 500® Index represents large capitalization U.S. equities.

Q	How did energy infrastructure master limited partnerships (MLPs) perform during the Reporting Period?

A	Energy infrastructure MLPs, as measured by the Alerian Index, underperformed U.S. large cap equities, as measured by the S&P 500 Index, during the Reporting Period overall. In April, the asset class’ relative underperformance was, in our opinion, a reversion toward the mean following strong performance during the first quarter of 2013. (Reversion toward the mean is a mathematical concept which states that prices eventually move back towards the mean or average.)

During May 2013, energy infrastructure MLPs underperformed U.S. stocks as U.S. Treasury yields increased and many investors exited their income-oriented investments. Other yield-focused indices saw large declines, with the PHLX Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index falling 10.1% and 5.9%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection drove the Fund’s performance during the Reporting Period. The Fund benefited from its ownership of what we considered to be quality companies with strong management teams, strong balance sheets and favorable commodity and geographical exposures (asset footprint).

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	Knot Offshore Partners LP (KNOP), a provider of shuttle tankers to the offshore crude production industry, was the top contributor to the Fund’s relative returns during the Reporting Period. Shuttle tankers carry crude oil from offshore production platforms to the market and serve as a substitute for pipelines in environments either too remote or unsuitable for pipeline construction. KNOP’s initial fleet has

[1]	Source: Alerian

PORTFOLIO RESULTS

four vessels that are all under long-term charters to investment grade counterparties, which should ensure cash flow stability for the next several years. KNOP also enjoys a fleet age advantage versus the rest of the shuttle tanker industry; the average age of its vessels is 2.7 years compared to an industry average of greater than nine years. Additionally, KNOP’s general partner has outlined a clear path to grow the fleet to nine vessels over the next three years. In our view, this fleet expansion should more than double KNOP’s earnings before interest, taxes, depreciation and amortization and could drive up distributions by approximately 40% during the next three years.

Emerge Energy Services LP (EMES) also enhanced the Fund’s relative returns during the Reporting Period. EMES supplies frac sand to North American exploration and production companies and provides transmix services to refined product pipelines. Frac sand is used during the hydraulic fracturing process to fracture the down-hole rock and allow gas and liquids to flow toward the well bore and up to the surface. Transmix providers purchase co-mingled products from the refined product pipelines, separate the products and sell them in the market. Additional frac sand capacity of 1.0 million tons per year is scheduled for the first quarter of 2014, which could mean that EMES’ distribution growth may be higher than initial estimates.

Another relative contributor during the Reporting Period was MarkWest Energy Partners LP (MWE), a leading provider of gas gathering, processing, and fractionation services in the fast-growing Marcellus and Utica shale operations of Pennsylvania and Ohio. During the next three years, we expect MWE to double its processing capacity from approximately 1.6 billion cubic feet per day, with most of the expansion under fee-based contracts with large oil and gas companies. We believe MWE could deliver distribution growth in the low double-digits for the next several years, which combined with its current yield provides, in our opinion, an attractive total return opportunity.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	A position in Northern Tier Energy LP (NTI) detracted from the Fund’s relative results during the Reporting Period. NTI is a variable distribution, refining MLP with a refinery in St. Paul Park, Minnesota that processes 80,000 barrels per day. The company sells its product in the midwest market through both its own retail and third party networks. The company underperformed during the Reporting Period on weaker refining margins after a narrowing in the spread (or, difference in prices) between Brent crude oil and WTI crude oil and an increase in the price of West Canadian sour crude oil. We continue to believe NTI could generate sufficient cash flow during the next several years to support a sustainable double-digit yield at current unit prices.

TC Pipelines (TCP) also dampened the Fund’s relative performance during the Reporting Period. TCP owns and operates several natural gas pipelines serving the U.S. midwest and west coast. Its assets include the Gas Transmission Northwest Pipeline, Northern Border Pipeline and Great Lakes Pipeline. As an operator of natural gas pipelines, TCP benefits from stable and regulated rates of return on its assets and as such, we believe it offers a stable distribution yield. In addition, TCP has access through TransCanada, its parent company/general partner, to a deep inventory of assets that it could potentially acquire in the coming years — particularly as TransCanada continues to execute on its multi-year, multi-billion dollar capital spending program. During the Reporting Period, TCP lagged after the public offering of common units. TCP intends to use the proceeds from these common units to partially fund the previously announced acquisition from TransCanada of an additional 45% interest in each of Gas Transmission Northwest LLC and Bison Pipeline LLC.

Targa Resources Corp. (TRGP) was another notable detractor during the Reporting Period. TRGP is the general partner of Targa Resources Partners (NGLS) and owns NGLS’s incentive distribution rights (IDRs). We believe these IDRs, along with ownership of nearly 13.0 million common units of NGLS, could potentially result in dividend growth of more than 20% during the next several years. In our view, the dividend growth is likely to be underpinned by increasing cash flows at NGLS, predicated on the successful completion of approximately $1.2 billion in expansion projects. These include the expansion of the LPG (liquefied petroleum gas) export terminal on the Houston Ship Channel, a new processing plant in the rapidly growing Permian Basin, and growing crude oil production from a recently acquired business in the Bakken shale of North Dakota. Like many other MLPs, shares of TRGP declined during the Reporting Period as interest rates increased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund was launched on March 28, 2013, there were no notable changes to weightings during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a favorable view of energy infrastructure MLPs because of, in our opinion, the strong fundamentals that underpin U.S. energy independence, MLPs’ attractive valuations relative to other high-yielding asset classes and ongoing investor interest in the asset class.

From a thematic standpoint, we seek to own MLPs that we consider to be quality companies with strong management teams, strong balance sheets, adequate distribution coverage, and favorable commodity and geographical exposures (asset footprint). At the end of the Reporting Period, given our views on production trends, the Fund has a heavy representation in MLPs that have exposure to oil/natural gas liquid-rich basins, specifically those with assets situated in basins such as Eagle Ford, Permian, Marcellus and Bakken.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of May 31, 2013

PERFORMANCE REVIEW
March 28, 2013– May 31, 2013	Fund Total Return (based on NAV)[1]	Alerian MLP Total Return Index[2]	S&P 500 Index[3]
Class A	1.47%	-1.15%	4.31%
Class C	1.37	-1.15	4.31
Institutional	1.57	-1.15	4.31
Class IR	1.57	-1.15	4.31
Class R	1.47	-1.15	4.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Total Return Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIO[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.50%	1.88%
Class C	2.25	2.63
Institutional	1.10	1.48
Class IR	1.25	1.63
Class R	1.75	2.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least March 25, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/13[5]
Holding	% of Net Assets	Line of Business
KNOT Offshore Partners LP	10.3%	Shipping
Plains All American Pipeline LP	6.8	Liquids, Pipelines & Terminalling
Kinder Morgan Energy Partners LP	6.3	Liquids, Pipelines & Terminalling
Energy Transfer Equity LP	6.3	Diversified
MarkWest Energy Partners LP	6.3	Natural Gas Gathering and Processing
Enterprise Products Partners LP	6.2	Natural Gas and NGL Pipelines
Targa Resources Corp.	5.7	Natural Gas Gathering and Processing
Genesis Energy LP	5.7	Liquids, Pipelines & Terminalling
Northern Tier Energy LP	5.6	Other
NGL Energy Partners LP	5.0	Retail Propane

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[6]
As of May 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

May 31, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 100.5%
Diversified – 7.0%
87,500	Energy Transfer Equity LP	$5,001,500
20,700	PVR Partners LP	533,232

		5,534,732

Exploration and Production – 0.7%
28,200	Memorial Production Partners LP	530,442

Liquids, Pipelines & Terminalling – 28.7%
45,000	Buckeye Partners LP	2,976,300
58,000	Enbridge Energy Partners LP	1,711,580
89,000	Genesis Energy LP	4,463,350
60,000	Kinder Morgan Energy Partners LP	5,004,000
35,000	Magellan Midstream Partners LP	1,819,650
18,400	NuStar Energy LP	857,256
95,000	Plains All American Pipeline LP	5,337,100
14,500	Rose Rock Midstream LP	535,920

		22,705,156

Natural Gas and NGL Pipelines – 12.9%
34,000	Boardwalk Pipeline Partners LP	1,006,400
19,700	Energy Transfer Partners LP	957,617
83,000	Enterprise Products Partners LP	4,929,370
22,967	PAA Natural Gas Storage LP	463,244
65,000	TC Pipelines LP	2,832,050

		10,188,681

Natural Gas Gathering and Processing – 24.1%
28,000	Access Midstream Partners LP	1,204,560
14,000	Atlas Pipeline Partners LP	520,940
70,000	DCP Midstream Partners LP	3,346,000
75,000	MarkWest Energy Partners LP	4,938,000
19,600	Regency Energy Partners LP	502,544
28,100	Summit Midstream Partners LP	875,877
70,000	Targa Resources Corp.	4,509,400
62,450	Williams Partners LP	3,115,631

		19,012,952

Other – 11.1%
11,373	Alon USA Partners LP	279,662
19,000	CVR Refining LP	576,840
126,000	Emerge Energy Services LP	2,329,740
28,000	Exterran Partners LP	775,880
185,000	Northern Tier Energy LP	4,393,750
17,400	USA Compression Partners LP	386,106

		8,741,978

Retail Propane – 5.0%
142,000	NGL Energy Partners LP	3,953,280

Common Stocks – (continued)
Shipping – 11.0%
350,000	KNOT Offshore Partners LP	$8,169,000
12,170	Teekay LNG Partners LP	522,093

		8,691,093

TOTAL COMMON STOCKS – 100.5% (Cost $78,660,164)		$79,358,314

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(415,378)

NET ASSETS – 100.0%		$78,942,936

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

May 31, 2013 (Unaudited)

Assets:
Investments, at value (cost $78,660,164)	$79,358,314
Cash	3,215,475
Receivables:
Investments sold	3,845,141
Fund shares sold	2,938,381
Reimbursement from investment adviser	67,794
Deferred offering costs	256,942
Total assets	89,682,047

Liabilities:
Payables:
Investments purchased	9,951,239
Current tax liability	63,369
Amounts owed to affiliates	61,562
Fund shares redeemed	9,231
Deferred tax liability	259,572
Accrued expenses and other liabilities	394,138
Total liabilities	10,739,111

Net Assets:
Paid-in capital	79,521,443
Distributions in excess of net investment loss, net of taxes	(1,188,312)
Accumulated net realized gain, net of taxes	171,227
Net unrealized gain, net of taxes	438,578
NET ASSETS	$78,942,936
Net Assets:
Class A	$1,620,033
Class C	173,914
Institutional	76,912,596
Class IR	226,250
Class R	10,143
Total Net Assets	$78,942,936
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	162,001
Class C	17,405
Institutional	7,685,969
Class IR	22,610
Class R	1,015
Net asset value, offering and redemption price per share:(a)
Class A	$10.00
Class C	9.99
Institutional	10.01
Class IR	10.01
Class R	10.00

(a)	Maximum public offering price per share for Class A Shares is $10.58. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Period Ended May 31, 2013 (Unaudited)(a)

Investment income:
Dividends	$1,137,974
Less: Return of Capital on Dividends	(1,113,589)
Interest	752
Total investment income	25,137

Operating expenses:
Management fees	102,328
Professional fees	54,127
Amortization of offering costs	51,558
Organization costs	12,000
Custody, accounting and administrative services	10,529
Printing and mailing costs	9,880
Registration fees	9,517
Transfer Agent fees(b)	4,219
Trustee fees	3,695
Distribution and Service fees(b)	244
Other	1,432
Total operating expenses	259,529
Less — expense reimbursements	(146,188)
Net operating expenses, before taxes	113,341
NET INVESTMENT LOSS, BEFORE TAXES	(88,204)
Current tax benefit	37,972
NET INVESTMENT LOSS, NET OF TAXES	(50,232)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	272,568
Current tax expense	(101,341)
Net unrealized gain (loss) on:
Investments	698,150
Deferred tax expense	(259,572)
Net realized and unrealized gain, net of taxes	609,805
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$559,573

(a)	Commenced operations on March 28, 2013.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$159	$77	$8	$121	$14	$4,059	$22	$3

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Changes in Net Assets

For the Period Ended May 31, 2013 (Unaudited)(a)

From operations:
Net investment loss, net of taxes	$(50,232)
Net realized gain, net of taxes	171,227
Net unrealized gain, net of taxes	438,578
Increase in net assets resulting from operations	559,573

Distributions to shareholders:
From net investment income
Class A Shares	(1,060)
Class C Shares	(128)
Institutional Shares	(169,307)
Class IR Shares	(189)
Class R Shares	(28)
From return of capital
Class A Shares	(6,002)
Class C Shares	(725)
Institutional Shares	(959,406)
Class IR Shares	(1,075)
Class R Shares	(160)
Total distributions to shareholders	(1,138,080)

From share transactions:
Proceeds from sales of shares	78,673,556
Reinvestment of distributions	1,126,697
Cost of shares redeemed	(278,810)
Net increase in net assets resulting from share transactions	79,521,443
TOTAL INCREASE	78,942,936

Net assets:
Beginning of period	—
End of period	$78,942,936
Distributions in excess of net investment loss, net of taxes	$(1,188,312)

(a)	Commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) to shareholders			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From capital	Total distributions	Net asset value, end of period	Total return(b)
FOR THE PERIOD ENDED MAY 31, (UNAUDITED)
2013 - A(g)	$10.00	$(0.05)	$0.20	$0.15	$(0.03)	$(0.12)	$(0.15)	$10.00	1.47%
2013 - C(g)	10.00	(0.02)	0.16	0.14	(0.03)	(0.12)	(0.15)	9.99	1.37
2013 - Institutional(g)	10.00	(0.01)	0.17	0.16	(0.03)	(0.12)	(0.15)	10.01	1.57
2013 - IR(g)	10.00	— (h)	0.16	0.16	(0.03)	(0.12)	(0.15)	10.01	1.57
2013 - R(g)	10.00	(0.09)	0.24	0.15	(0.03)	(0.12)	(0.15)	10.00	1.47

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).

(e)	Current tax benefit for the ratio calculation is derived from net investment income (loss) only.

(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Commenced operations on March 28, 2013.

(h)	Amount is less than $0.005 per share.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

	Ratio of Expenses to Average Net Assets(c)			Ratio of Investment Income (loss) to Average Net Assets(c)
Net assets, end of period (in 000s)	Operating expenses before expense reimbursements and tax benefit/ (expenses)	Operating expenses net of expense reimbursements and before tax benefit/ (expenses)	After expense reimbursements and tax benefit/ (expenses)(d)	Before expense reimbursements and tax benefit	Net of expense reimbursements and before tax benefit	After expense reimbursements and tax benefit(e)	Portfolio turnover rate(f)

$1,620	2.48%	1.50%	3.61%	(2.26)%	(1.28)%	(1.03)%	54%
174	3.28	2.26	4.37	(0.91)	0.11	0.36	54
76,913	2.32	1.10	3.21	(0.48)	0.74	0.99	54
226	2.28	1.26	3.37	0.09	1.11	1.36	54
10	3.00	1.74	3.85	(5.06)	(3.80)	(3.55)	54

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

May 31, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering five classes of shares — Class A, Class C, Class IR, Class R and Institutional Shares. Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

The Fund commenced operations on March 28, 2013. It is expected the Fund will invest substantively all of its assets in Master Limited Partnerships (collectively, “MLPs”)

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (“Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using the First in First out method. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated to the Fund and other Funds of the trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Distributions to Shareholders — The Fund anticipates making distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their ultimate federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

F.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more-likely-than-not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2013 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/(losses) and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of net asset values and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of May 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$79,358,314	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. State taxes are estimated at a combined rate of 2.18%, net of federal tax benefit.

The Fund’s income tax provision consists of the below as of May 31, 2013:

	Current taxes	Deferred taxes	Total taxes
Federal	$59,653	$244,352	$304,005
State	3,716	15,220	18,936
Total taxes	$63,369	$259,572	$322,941

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:

Application of statutory income tax rate	$304,005
State income taxes, net of federal benefit	18,936
Change in estimated state tax rate, net of Federal tax benefit (expense)	—

Total income tax expense (benefit)	$322,941

At May 31, 2013, components of the fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$—
Capital loss carryforward (tax basis)	—
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$259,572

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

4. TAXATION (continued)

At May 31, 2013, the Fund determined that a valuation allowance to reduce any deferred tax assets was not required. For the period ended May 31, 2013, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

At May 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Tax Cost	$78,660,164
Gross unrealized gain	2,206,676
Gross unrealized loss	(1,508,526)
Net unrealized gain	$698,150

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the tax treatment of partnership investments.

For the period ended May 31, 2013, the Fund distributions are estimated to be comprised of 85% return of capital and 15% income. Shareholders will be informed of the final tax characterization of the distributions on IRS Form 1099-DIV in February 2014. The Fund estimates that 100% of the MLP distributions received will be treated as a return of capital. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended May 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended May 31, 2013, Goldman Sachs advised that it retained $6,193 and zero respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 25, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the period ended May 31, 2013.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of May 31, 2013, the amounts owed to affiliates of the Fund were as follows:

Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
$58,872	$220	$2,470	$61,562

F.  Other Transactions with Affiliates — For the period ended May 31, 2013, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

As of May 31, 2013, the Goldman Sachs Tax Advantaged Global Equity Portfolio and the Goldman Sachs Enhanced Dividend Equity Portfolio were the beneficial owners of 50% and 20%, respectively, of total outstanding shares of the Fund.

As of May 31, 2013, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 6% of Class C and 100% of Class R of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended May 31, 2013, were $112,762,949 and $33,261,764, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2013 (Unaudited)

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — MLP Energy Infrastructure Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for mutual funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risk — Tax risks associated with investments in the Fund include but are not limited to the following:

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

Tax Estimation/NAV Risk. In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual tax liability and/or asset balances.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2013 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended May 31, 2013 (Unaudited)(a)

	Shares	Dollars

Class A Shares
Shares sold	160,939	$1,660,455
Reinvestment of distributions	1,431	14,455
Shares redeemed	(369)	(3,699)
	162,001	1,671,211
Class C Shares
Shares sold	17,300	176,721
Reinvestment of distributions	120	1,217
Shares redeemed	(15)	(161)
	17,405	177,777
Institutional Shares
Shares sold	7,603,271	76,595,323
Reinvestment of distributions	109,666	1,107,625
Shares redeemed	(26,968)	(273,619)
	7,685,969	77,429,329
Class IR Shares
Shares sold	22,419	231,047
Reinvestment of distributions	322	3,252
Shares redeemed	(131)	(1,321)
	22,610	232,978
Class R Shares
Shares sold	1,001	10,010
Reinvestment of distributions	15	148
Shares redeemed	(1)	(10)
	1,015	10,148
NET INCREASE	7,889,000	$79,521,443

(a)	Commenced operations on March 28, 2013.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Two Month Period Ended May 31, 2013 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 28, 2013 through May 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund(a)
Share Class	Beginning Account Value 03/28/13	Ending Account Value 05/31/13		Expenses Paid for the Period Ended 05/31/13*
Class A
Actual	$1,000.00	$1,014.70		$2.53
Hypothetical 5% return	1,000.00	1,005.85	+	2.51
Class C
Actual	1,000.00	1,013.70		3.80
Hypothetical 5% return	1,000.00	1,004.58	+	3.79
Institutional
Actual	1,000.00	1,015.70		1.85
Hypothetical 5% return	1,000.00	1,006.52	+	1.84
Class IR
Actual	1,000.00	1,015.70		2.12
Hypothetical 5% return	1,000.00	1,006.25	+	2.11
Class R
Actual	1,000.00	1,014.70		2.93
Hypothetical 5% return	1,000.00	1,005.45	+	2.92

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended May 31, 2013. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
MLP Energy Infrastructure	1.50%	2.26%	1.10%	1.26%	1.74%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations on March 28, 2013.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on March 28, 2013. At a meeting held on February 11-12, 2013 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for a term lasting until June 30, 2013.

At the Meeting (and/or at a prior meeting at which the Fund was discussed) the Trustees reviewed: the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and other potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at a prior Board meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services to be Provided Under the Management Agreement and Investment Performance

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the Investment Adviser’s Energy & Infrastructure Team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. The Trustees noted that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other accounts with similar investment objectives and policies, and the Trustees also considered the performance of an institutional composite consisting of such accounts. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided, Competitive Information and Profitability

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net after the application of the expense limitation), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the Fund’s peer group and category medians. The comparisons of the Fund’s management fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees considered estimates of the fees charged by the Investment Adviser to those accounts it manages with investment objectives and policies similar to those of the Fund. The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders, and that the Management Agreement should be approved with respect to the Fund for a term lasting until June 30, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $748.1 billion in assets under management as of March 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.goldmansachsfunds.com
to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of May 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standards & Poor’s using a float-adjusted market capitalization methodology.

The PHLX Utility SectorSM (UTYSM) is a capitalization-weighted index composed of 20 geographically diverse public utility stocks.

The FTSE NAREIT US Real Estate Index is an unmanaged index considered representative of U.S. REITs.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 105297.MF.MED.TMPL/7/2013/MLPEISAR 13/1K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 29, 2013

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	August 5, 2013